BWX Technologies Reports First Quarter 2024 Results
•1Q24 revenues of $604.0 million
•1Q24 net income of $68.5 million, adjusted EBITDA(1) of $115.2 million
•1Q24 diluted GAAP EPS of $0.75, non-GAAP(1) EPS of $0.76
•Announced expansion of Cambridge manufacturing plant; enhancing capabilities to serve the global CANDU and Small Modular Reactor markets
•Reaffirms 2024 non-GAAP EPS(1) guidance of $3.05-$3.20
Lynchburg, VA – May 6, 2024 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported first quarter 2024 results. A reconciliation of non-GAAP results are detailed in Exhibit 1.

"We started 2024 with solid operating results in each of our business segments, both financially and strategically,” said Rex. D. Geveden, president and chief executive officer. “We continued to see good organic revenue growth across our business in the first quarter with profitability tracking well given the significant onboarding of new team members and the programs we are executing to address our customers’ expanding missions.”

“BWXT’s strong employee base, technical expertise and unmatched infrastructure position us well to benefit from the increased use of nuclear technologies across global security, clean energy and medical markets,” said Geveden. “Our recent announcement to expand capacity at our Cambridge manufacturing facility not only enhances our position in the global CANDU large reactor and advanced small reactor markets, but also highlights the robust growth opportunities we see in commercial nuclear power as our customers seek to extend the life of existing power generation capacity and add new capacity with clean baseload power.”

“We are reaffirming our 2024 financial guidance and remain focused on operational excellence, innovation and providing our customers with nuclear technologies as we drive toward achieving the medium-term financial targets we provided at our recent Investor Day,” continued Geveden.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended March 31,
	2024	2023	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$487.1	$459.9	$27.2	6%
Commercial Operations	$117.0	$108.9	$8.1	7%
Consolidated	$604.0	$568.4	$35.6	6%
Operating Income
Government Operations	$85.7	$90.6	$(4.9)	(5)%
Commercial Operations	$8.6	$1.5	$7.1	468%
Unallocated Corporate (Expense)	$(1.3)	$(4.2)	$2.9	NM
Consolidated	$93.0	$87.8	$5.1	6%
Consolidated non-GAAP(1)	$94.6	$91.7	$2.9	3%
EPS (Diluted)
GAAP	$0.75	$0.67	$0.08	12%
Non-GAAP(1)	$0.76	$0.70	$0.06	9%
Net Income
GAAP	$68.5	$61.0	$7.5	12%
Non-GAAP(1)	$69.8	$64.0	$5.7	9%
Adjusted EBITDA(1)
Government Operations	$99.9	$103.6	$(3.7)	(4)%
Commercial Operations	$13.9	$8.9	$5.0	55%
Corporate	$1.3	$(1.8)	$3.2	NM
Consolidated	$115.2	$110.7	$4.4	4%
Cash Flows
Operating Cash Flow(2)	$33.0	$(13.0)	$46.1	NM
Capital Expenditures(2)	$30.4	$29.8	$0.6	2%
Free Cash Flow(1)	$2.6	$(42.8)	$45.4	NM
Share Repurchases(2)	$20.0	$—	$20.0	NM
Dividends Paid(2)	$22.4	$21.7	$0.7	3%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Share Repurchases = Repurchases of Common Stock; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
First quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production, microreactors and special materials processing, which was partially offset by lower long-lead material procurement. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear field services as well as higher medical sales, which was partially offset by lower fuel handling and components volume.

Operating Income and Adjusted EBITDA(1)
First quarter operating income increased, driven by higher operating income in Commercial Operations and lower corporate expense that was partially offset by lower operating income in Government Operations. The Government Operations decrease was due to the increase in staffing levels and associated training and related inefficiencies, as well as mix due to higher microreactors revenue. The Commercial Operations
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

increase was due to improved margin in medical, but partially offset by a less favorable product mix in commercial nuclear. Additionally, corporate expense was lower, mainly due to the timing of healthcare related costs.

First quarter adjusted EBITDA(1) increased for the reasons noted above.

EPS
First quarter GAAP EPS increased due to higher operating income, higher other income, lower interest expense and a lower effective tax rate compared to first quarter 2023. Non-GAAP EPS(1) increased driven by the items noted above.

Cash Flows
First quarter operating cash flow increased due to higher net income and improved working capital management. Capital expenditures were slightly higher due to capital expenditures related to the timing of select growth investments.

Dividend
BWXT paid $22.4 million, or $0.24 per common share, to shareholders in the first quarter of 2024. On May 2, 2024, the BWXT Board of Directors declared a quarterly cash dividend of $0.24 per common share payable on June 6, 2024, to shareholders of record on May 17, 2024.
2024 Guidance
BWXT reaffirmed all components of its 2024 financial guidance.

(In millions, except per share amounts)	Year Ended	Year Ending
	December 31, 2023	December 31, 2024
	Results	Guidance
Revenue	$2,496	>$2,600
Adjusted EBITDA(1)	$472	~$500
Non-GAAP(1) Earnings Per Share	$3.02	$3.05 - $3.20
Free Cash Flow(1)	$212	$225 - $250
Additional information can be found in the first quarter 2024 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss First Quarter 2024 Results
Date: Monday, May 6, 2024, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/1Q2024-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, and acquisition-related costs.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation related costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2024 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Virginia, BWXT is a Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With more than 7,800 employees, BWXT has 14 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		Jud Simmons
Vice President, Investor Relations		Senior Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended March 31, 2024
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$93.0	$1.6	$0.1	$94.6
Other Income (Expense)	(4.6)	—	—	(4.6)
Income Before Provision for Income Taxes	88.4	1.6	0.1	90.0
Provision for Income Taxes	(19.8)	(0.4)	(0.0)	(20.2)
Net Income	68.5	1.2	0.0	69.8
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$68.5	$1.2	$0.0	$69.7

Diluted Shares Outstanding	91.9			91.9
Diluted Earnings per Common Share	$0.75	$0.01	$0.00	$0.76
Effective Tax Rate	22.5%			22.5%

Government Operations Operating Income	$85.7	$—	$—	$85.7
Commercial Operations Operating Income	$8.6	$0.9	$—	$9.4
Unallocated Corporate Operating Income	$(1.3)	$0.7	$0.1	$(0.5)

Three Months Ended March 31, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$87.8	$3.5	$0.3	$91.7
Other Income (Expense)	(8.2)	—	—	(8.2)
Income Before Provision for Income Taxes	79.7	3.5	0.3	83.5
Provision for Income Taxes	(18.7)	(0.7)	(0.1)	(19.5)
Net Income	61.0	2.8	0.3	64.0
Net Income Attributable to Noncontrolling Interest	0.1	—	—	0.1
Net Income Attributable to BWXT	$61.1	$2.8	$0.3	$64.1

Diluted Shares Outstanding	91.8			91.8
Diluted Earnings per Common Share	$0.67	$0.03	$0.00	$0.70
Effective Tax Rate	23.4%			23.3%

Government Operations Operating Income	$90.6	$—	$0.3	$90.8
Commercial Operations Operating Income	$1.5	$3.1	$—	$4.6
Unallocated Corporate Operating Income	$(4.2)	$0.4	$0.1	$(3.7)

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended March 31, 2024
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Non-GAAP

Net Income	$68.5	$1.2	$0.0	$69.8
Provision for Income Taxes	19.8	0.4	0.0	20.2
Other – net	(4.2)	—	—	(4.2)
Interest Expense	9.6	—	—	9.6
Interest Income	(0.8)	—	—	(0.8)
Depreciation & Amortization	20.6	—	—	20.6
Adjusted EBITDA	$113.5	$1.6	$0.1	$115.2

Three Months Ended March 31, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$61.0	$2.8	$0.3	$64.0
Provision for Income Taxes	18.7	0.7	0.1	19.5
Other – net	(2.2)	—	—	(2.2)
Interest Expense	10.8	—	—	10.8
Interest Income	(0.5)	—	—	(0.5)
Depreciation & Amortization	19.0	—	—	19.0
Adjusted EBITDA	$106.9	$3.5	$0.3	$110.7
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended March 31, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$85.7	$—	$14.2	$99.9
Commercial Operations	$8.6	$0.9	$4.4	$13.9

Three Months Ended March 31, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$90.6	$0.3	$12.8	$103.6
Commercial Operations	$1.5	$3.1	$4.4	$8.9

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended March 31, 2024

Net Cash Provided By Operating Activities	$33.0
Purchases of Property, Plant and Equipment	(30.4)
Free Cash Flow	$2.6

Three Months Ended March 31, 2023

Net Cash Used In Operating Activities	$(13.0)
Purchases of Property, Plant and Equipment	(29.8)
Free Cash Flow	$(42.8)

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.
(4)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended March 31,
	2024	2023
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$603,966	$568,360
Costs and Expenses:
Cost of operations	455,357	431,130
Research and development costs	1,490	2,204
Losses (gains) on asset disposals and impairments, net	—	(6)
Selling, general and administrative expenses	67,361	60,835
Total Costs and Expenses	524,208	494,163
Equity in Income of Investees	13,203	13,645
Operating Income	92,961	87,842
Other Income (Expense):
Interest income	846	463
Interest expense	(9,595)	(10,819)
Other – net	4,165	2,188
Total Other Income (Expense)	(4,584)	(8,168)
Income before Provision for Income Taxes	88,377	79,674
Provision for Income Taxes	19,843	18,681
Net Income	$68,534	$60,993
Net Loss (Income) Attributable to Noncontrolling Interest	(66)	99
Net Income Attributable to BWX Technologies, Inc.	$68,468	$61,092
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.75	$0.67
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.75	$0.67
Shares used in the computation of earnings per share:
Basic	91,555,384	91,503,988
Diluted	91,860,923	91,799,690
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2024	2023
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$68,534	$60,993
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,552	19,020
Income of investees, net of dividends	(2,400)	(5,855)
Recognition of losses for pension and postretirement plans	831	830
Stock-based compensation expense	4,297	3,893
Other, net	129	495
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(15,493)	(4,268)
Accounts payable	32,832	8,135
Retainages	(26,325)	(33,276)
Contracts in progress and advance billings on contracts	(17,174)	(27,471)
Income taxes	17,820	3,096
Accrued and other current liabilities	(2,025)	(9,315)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(27,687)	(23,097)
Other, net	(20,865)	(6,204)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	33,026	(13,024)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(30,422)	(29,780)
Purchases of securities	—	(1,431)
Sales and maturities of securities	—	1,425
Other, net	99	6
NET CASH USED IN INVESTING ACTIVITIES	(30,323)	(29,780)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	120,700	127,000
Repayments of long-term debt	(102,263)	(48,563)
Repurchases of common stock	(20,000)	—
Dividends paid to common shareholders	(22,396)	(21,667)
Cash paid for shares withheld to satisfy employee taxes	(6,907)	(6,903)
Settlements of forward contracts, net	(1,337)	(535)
Other, net	47	4
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(32,156)	49,336
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(171)	7
TOTAL (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(29,624)	6,539
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	81,615	40,990
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$51,991	$47,529
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$15,461	$8,174
Income taxes (net of refunds)	$2,161	$15,474
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$6,612	$11,824
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	March 31, 2024	December 31, 2023
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$45,895	$75,766
Restricted cash and cash equivalents	2,892	2,858
Accounts receivable – trade, net	85,024	70,180
Accounts receivable – other	12,842	16,339
Retainages	81,506	55,181
Contracts in progress	550,089	533,155
Other current assets	86,415	64,322
Total Current Assets	864,663	817,801
Property, Plant and Equipment, Net	1,231,473	1,228,520
Investments	10,034	9,496
Goodwill	294,339	297,020
Deferred Income Taxes	14,828	16,332
Investments in Unconsolidated Affiliates	91,008	88,608
Intangible Assets	180,084	185,510
Other Assets	101,581	103,778
TOTAL	$2,788,010	$2,747,065

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2024	December 31, 2023
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$7,813	$6,250
Accounts payable	147,841	126,651
Accrued employee benefits	40,093	64,544
Accrued liabilities – other	78,717	70,210
Advance billings on contracts	112,361	107,391
Total Current Liabilities	386,825	375,046
Long-Term Debt	1,220,809	1,203,422
Accumulated Postretirement Benefit Obligation	18,022	18,466
Environmental Liabilities	92,221	90,575
Pension Liability	79,557	82,786
Other Liabilities	44,510	43,469
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,272,806 and 128,065,521 shares at March 31, 2024 and December 31, 2023, respectively	1,283	1,281
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	210,991	206,478
Retained earnings	2,140,235	2,093,917
Treasury stock at cost, 36,864,580 and 36,537,695 shares at March 31, 2024 and December 31, 2023, respectively	(1,387,768)	(1,360,862)
Accumulated other comprehensive income (loss)	(18,519)	(7,463)
Stockholders' Equity – BWX Technologies, Inc.	946,222	933,351
Noncontrolling interest	(156)	(50)
Total Stockholders' Equity	946,066	933,301
TOTAL	$2,788,010	$2,747,065
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended March 31,
	2024	2023
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$487,121	$459,886
Commercial Operations	117,038	108,924
Eliminations	(193)	(450)
TOTAL	$603,966	$568,360

SEGMENT INCOME:
Government Operations	$85,686	$90,560
Commercial Operations	8,591	1,513
SUBTOTAL	$94,277	$92,073
Unallocated Corporate	(1,316)	(4,231)
TOTAL	$92,961	$87,842

DEPRECIATION AND AMORTIZATION:
Government Operations	$14,234	$12,795
Commercial Operations	4,444	4,359
Corporate	1,874	1,866
TOTAL	$20,552	$19,020

CAPITAL EXPENDITURES:
Government Operations	$16,383	$15,268
Commercial Operations	13,344	13,951
Corporate	695	561
TOTAL	$30,422	$29,780

BACKLOG:
Government Operations	$2,908,986	$3,108,628
Commercial Operations	726,523	665,745
TOTAL	$3,635,509	$3,774,373

BOOKINGS:
Government Operations	$179,413	$52,737
Commercial Operations	62,414	145,686
TOTAL	$241,827	$198,423
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.